                                                                    EXHIBIT 10.1
                                                                  CONFORMED COPY


                                 SIXTH AMENDMENT

                  SIXTH AMENDMENT, dated as of July 14, 1999 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999 and the Fifth Amendment dated as of May 10, 1999 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                  The parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

                  Section 2. AMENDMENT TO SUBSECTION 1.1 (DEFINITIONS). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) by inserting in the appropriate alphabetical order the following new definition of "Designated Joint Venture":

                           "'DESIGNATED JOINT VENTURE': any joint venture,
                  partnership or other similar entity in each case in which the Borrower has made an Investment pursuant to subsection 7.9(q) as a result of which the Borrower has received an ownership interest."; and

                  (b) by deleting the definition of "Foreign Subsidiary" in its entirety and substituting in lieu thereof the following new definition:

                           "'FOREIGN SUBSIDIARY': any Subsidiary of the Borrower
                  and any Designated Joint Venture which, in each case, is organized under the laws of any jurisdiction outside the United States.";

                  Section 3. AMENDMENTS TO SUBSECTION 2.3. Subsection 2.3 of the Credit Agreement is hereby amended by deleting paragraphs (a) and (b) therefrom and substituting in lieu thereof the following:

                           "(a) The Tranche A Term Loan of each Tranche A Lender
                  shall mature in sixteen consecutive quarterly installments commencing on the date fifteen months after the Closing Date, each of which shall be in an amount equal to such Lender's

                  Tranche A Term Percentage multiplied by the percentage set forth below opposite such installment of the Tranche A Term Loans outstanding on the Merger Date (after giving effect to any Term Loans made on such date and, in any event, subject to subsection 2.16(b)):


                                          Principal Amount
             Installment                  of each Installment
             -----------                  -------------------
               1 to 4                        4%

               5 to 8                        6%

              9 to 12                        7%

              13 to 16                       8%


                           (b) The Tranche B Term Loan of each Tranche B Lender
                  shall mature in nineteen consecutive quarterly installments commencing on the date fifteen months after the Closing Date, each of which shall be in an amount equal to such Lender's Tranche B Term Percentage multiplied by the percentage set forth below opposite such installment of the Trance B Term Loans outstanding on the Merger Date (after giving effect to any Term Loans made on such date and, in any event, subject to subsection 2.16(b)):


                                            Principal Amount
            Installments                    of each Installment
            ------------                    -------------------
               1 to 4                         0.25%

               5 to 8                         0.25%

              9 to 12                         0.25%

              13 to 16                        0.25%

              17 to 18                       24.00%

                 19                          48.00%"

                  Section 4. AMENDMENTS TO SUBSECTION 2.10. Subsection 2.10 of the Credit Agreement is hereby amended by:

                  (a) deleting in its entirety paragraph (b) of subsection 2.10 and substituting in lieu thereof the following new paragraph (b):

                  "(b) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued by the Borrower or any of its Subsidiaries, an amount equal to (i) 100% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date up to an aggregate amount equal to $75,000,000, (ii) 55% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date in excess of an aggregate amount equal to $75,000,000 but less than $165,750,000, and (iii) 25% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date in excess of an aggregate amount equal to $165,750,000 (other than any Net Cash Proceeds received as the result of the issuance of Capital Stock by a Subsidiary Guarantor or a Foreign Subsidiary (in accordance with subsection 7.9(e)) to the Borrower or another Subsidiary), shall be applied on the date of such issuance (or, in the case of Net Cash Proceeds received as the result of any exercise with respect to warrants, rights or options to purchase Capital Stock of the Borrower or any Subsidiary, on each date on which the aggregate amount of Net Cash Proceeds so received but not previously applied as set forth in this subsection 2.10(b) equals or exceeds $5,000,000) toward the prepayment of the Term Loans (or reduction of Term Loan Commitments) as set forth in Section 2.10(f); PROVIDED that so long as no Event of Default has occurred or is continuing pursuant to Sections 8(a), 8(e)(i), 8(e)(ii), 8(f) or 8(k), Net Cash Proceeds of Capital Stock (other than Disqualified Stock) issued by the Borrower may be used to prepay the Put Facility and to the extent so used shall not be required to be used as mandatory prepayments or Term Loan Commitment reductions hereunder."; and

                  (b) deleting subsection 2.10(d) in its entirety and substituting in lieu thereof the following new subsection 2.10(d):

                  "(d) Unless the Required Prepayment Lenders otherwise agree, if the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any asset sale permitted under Section 7.6(e), then 100% of such Net Cash Proceeds shall be applied on the date such Net Cash Proceeds are received toward the prepayment of the Term Loans and the reduction of the Term Loan Commitments as set forth in Section 2.10(f)."

                  Section 5. AMENDMENT TO SUBSECTION 4.2 (NO CHANGE). Subsection
4.2 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 4.2:

                  "(a) From June 30, 1998 through March 31, 1999, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect other than the lower spending levels by oil and gas producers attributable to the deterioration of prevailing market prices of oil and gas sustained during such period. Since March 31, 1999, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from June 30, 1998 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower. Without limiting the representation in the preceding sentence, from June 30, 1998 to the Merger Date there has been no development or event which, to the best knowledge of the Borrower, has had or could reasonably be expected to have a material adverse effect on the business, operations, property, condition (financial or otherwise) or prospects of Dawson and its Subsidiaries taken as a whole.

                  Section 6. AMENDMENT TO SUBSECTION 4.25 (YEAR 2000 MATTERS). Subsection 4.25 of the Credit Agreement is hereby amended by deleting the reference to "July 1, 1999" and substituting in lieu thereof a reference to "September 30, 1999".

                  Section 7. AMENDMENT TO SUBSECTION 6.9 (FURTHER ASSURANCES). Subsection 6.9 (b) of the Credit agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 6.9(b):

                  "(b) Notwithstanding any other provision herein, the Borrower shall not be deemed to have failed to satisfy the conditions of Section 5.1(p) or 5.2(c) or to be in violation of Section 6.10 or 6.14 for failure to have caused a duly perfected Lien to be placed on any Vehicles (other than Excluded Vehicles) covered by a certificate of title of any State if the aggregate fair market value of such unperfected Vehicles is less than $5,000,000."

                  Section 8. AMENDMENT TO SUBSECTION 7.2(c) (LIMITATION ON INDEBTEDNESS). Subsection 7.2(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 7.2(c):

                  "(c) Indebtedness (i) of the Borrower to a Wholly Owned Subsidiary, (ii) of a Domestic Wholly Owned Subsidiary to the Borrower or any other Subsidiary and (iii) of any Foreign Subsidiary to the Borrower or any Subsidiary in an aggregate principal amount at any time outstanding (with respect to all such Foreign Subsidiaries of the Borrower) not to exceed $10,000,000 in excess of the amount of such Indebtedness outstanding on September 14, 1998; PROVIDED, that any such Indebtedness referred to in this clause (c) provided to Odessa shall be for capital expenditure purposes only."

                  Section 9. AMENDMENT TO SUBSECTIONS 7.2(d), (g) AND (j) (LIMITATION ON INDEBTEDNESS). Subsections 7.2(d), (g) and (j) of the Credit Agreement are hereby amended by deleting each of the references to "$15,000,000" contained therein and substituting in lieu of each thereof a reference to "$25,000,000".

                  Section 10. AMENDMENT TO SUBSECTION 7.4(g) (LIMITATION ON GUARANTEE OBLIGATIONS). Subsection 7.4(g) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting in lieu thereof a reference to "$7,500,000".

                  Section 11. AMENDMENTS TO SUBSECTION 7.6 (LIMITATION ON SALE OF ASSETS). Subsection 7.6 of the Credit Agreement is hereby amended:

                  (a) by deleting the proviso contained in subsection 7.6(a) and substituting in lieu thereof the following new proviso:

                     "PROVIDED that (other than inventory and light vehicles) the aggregate proceeds received from all assets so sold, leased or disposed of in any fiscal year shall not exceed (i) for the fiscal year ending June 30, 1999, 10%, and (ii) for each fiscal year thereafter, 5% of the Borrower's Consolidated Net Worth as of the end of the immediately preceding fiscal year;";

                  (b) by deleting subsection 7.6(d) in its entirety and substituting in lieu thereof the following new subsection 7.6(d):

                  "(d) the sale of Odessa, PROVIDED that the consideration received by the Borrower and its Subsidiaries in respect of any such sale shall include cash in an amount greater than or equal to the greater of (i) 50% of the aggregate consideration received in respect of such sale and (ii) $15,000,000 (the "SIGNIFICANT DISPOSITION"); and"; and

                  (c) by adding the following new paragraph (e):

                  "(e) the sale of any Argentine Subsidiary or all or any portion of the assets thereof, PROVIDED that, subject to subsection 7.9(q), the consideration received by the Borrower and its Subsidiaries in respect of any such sale shall be solely in the form of cash."

                  Section 12. AMENDMENT TO SUBSECTION 7.8 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 7.8 of the Credit Agreement is hereby amended by deleting each reference to "$30,000,000" contained therein and substituting in lieu of each thereof a reference to "$37,500,000".

                  Section 13. AMENDMENTS TO SUBSECTION 7.9 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Subsection 7.9 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting from the fourth line of the first sentence thereof the reference to "any Person, except:" and inserting in lieu thereof a reference to "any Person (any of the foregoing, an "INVESTMENT"), except:";

                  (b) by deleting subsection 7.9(e) in its entirety and substituting in lieu thereof the following new subsection 7.9(e):

                  "(e) loans by the Borrower or any Subsidiary to, and equity investments by the Borrower or any Subsidiary in, Foreign Subsidiaries in an aggregate amount (or, in the case of loans, outstanding principal amount) at any time not to exceed the amount thereof outstanding on September 14, 1998, plus $10,000,000 (for all such Foreign Subsidiaries, taken together, net of the aggregate amount of any dividends or other distributions received by the Borrower and any such Subsidiary in respect of such equity investments in Foreign Subsidiaries and excluding the amount of any such equity investments in a Designated Joint Venture made in accordance with subsection 7.9(q));"

                  (c) by deleting from subsection 7.9(i) the reference to "$5,000,000" and substituting in lieu thereof "$7,500,000";

                  (d) by deleting subsection 7.9(q) in its entirety and substituting in lieu thereof the following new subsection 7.9(q):

                  "(q) any Investments occasioned by the transfer or sale of any or all of the Argentine Subsidiaries or all or any portion of the assets thereof to any joint venture, partnership or other similar entity; PROVIDED that such transfer or sale shall be on terms reasonably satisfactory to the Administrative Agent;"

                  (e) by deleting the period at the end of subsection 7.9(r) and inserting in lieu thereof a semicolon;

                  (f) by adding the following new paragraph (s):

                  "(s) other Investments not otherwise permitted pursuant to this subsection 7.9 in an aggregate amount not to exceed $5,000,000;";

                  (g) by adding the following new paragraph (t):

                  "(t) any Investments made in connection with the Significant Disposition; and"; and

                  (h) by adding the following new paragraph (u):

                  "(u) deferred compensation (and/or oil and gas interests taken in lieu of cash payment) at any time owing by customers to (or, in the case of oil and gas interests, owned by) the Borrower and its Subsidiaries (in the case of each such arrangement agreed to on or after July [9], 1999, on terms reasonably satisfactory to the Administrative Agent) for services rendered to such customers by the Borrower and its Subsidiaries, so long as the value of such services (as determined in good faith by the Borrower and its Subsidiaries), minus the amount of any cash compensation received in respect of such services and/or oil and gas interests) does not exceed (i) $15,000,000 for all such customers and (ii) $5,000,000 for all such customers whose long-term debt either (x) has been assigned a rating of less than "BBB-" by Standard and Poor's Ratings Services ("S&P") or "Baa3" by Moody's Investors Service, Inc. ("MOODY'S") or (y) has not been rated by either S&P or Moody's."

                  Section 14. AMENDMENT TO SUBSECTION 7.12 (LIMITATION ON SALES AND LEASEBACKS). Subsection 7.12 of the Credit Agreement is hereby amended by deleting each reference to "$15,000,000"contained therein and substituting in lieu of each thereof a reference to "$25,000,000".

                  Section 15. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders,
(b) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, and (c) such other corporate documents and resolutions as the Administrative Agent may request.

                  Section 16.  MISCELLANEOUS.

                  (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  (e)      GOVERNING LAW.  THIS WAIVER AND AMENDMENT AND
         THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     KEY ENERGY SERVICES, INC. (formerly
                                     known as Key Energy Group, Inc.)


                                     By: /s/ Thomas K. Grundman
                                        __________________________________
                                     Title: Executive Vice President and Chief
                                            Financial Officer



                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Administrative Agent and as a Lender


                                     By: /s/ Thomas Majeski
                                        __________________________________
                                     Title: Vice President

                                     WELLS FARGO BANK


                                     By:
                                         ______________________________________
                                     Title:
                                           ____________________________________

                                     BANK POLSKA KASA OPIEKI S.A.,
                                     PEKAO S.A. GROUP, NEW YORK
                                     BRANCH


                                     By: /s/ Hussein B. El-Tawil
                                         ______________________________________
                                     Title: Vice President

                                     BANK LEUMI, USA


                                     By: /s/ Joung Hee Hong
                                         ______________________________________
                                     Title: Vice President

                                     BOEING CAPITAL CORPORATION


                                     By: /s/ David Nelson
                                         ______________________________________

                                     Title: Special Credits Officer

                                     THE CIT GROUP/EQUIPMENT
                                     FINANCING, INC.


                                     By:
                                         ______________________________________
                                     Title:

                                     KZH HIGHLAND-2 LLC


                                     By: /s/ Peter Chin
                                         ______________________________________
                                     Title: Authorized Agent



                                     KZH PAMCO LLC


                                     By: /s/ PETER CHIN
                                         ______________________________________
                                     Title: Authorized Agent

                                     BEAR STEARNS INVESTMENT
                                     PRODUCT INC.


                                     By: /s/ Harry Rosenberg
                                         ______________________________________
                                     Title: Authorized Signatory

                                     Crescent/Mach I Partners, L.P.
                                     by: TCW Asset Management Company
                                     its investment Manager


                                     By: /s/ Justin L. Driscoll
                                         ______________________________________
                                     Title: Senior Vice President

                                     Continental Assurance Company
                                     Separate Account (E)
                                     By: TCW Asset Management Company
                                     as Attorney-in-Fact


                                     By: /s/ Mark L. Gold
                                         ______________________________________
                                     Title: Managing Director


                                     By: /s/ Justin L. Driscoll
                                         ______________________________________
                                     Title: Senior Vice President

                                     United Of Omaha Life Insurance Company
                                     By: TCW Asset Management Company,
                                     its Investment Advisor


                                     By: /s/ Justin L. Driscoll
                                         ______________________________________
                                     Title: Senior Vice President


                                     By: /s/ Jonathan R. Insull
                                         ______________________________________
                                     Title: Vice President

                                     SEQUILS 1. LTD

                                     By: TCW Advisors, Inc. as its Collateral
                                     Manager


                                     By: /s/ Justin L. Driscoll
                                         ______________________________________
                                     Title: Senior Vice President


                                     By: /s/ Jonathan R. Insull
                                         ______________________________________
                                     Title: Vice President

                                     ELC (CAYMAN) LTD. CDO SERIES
                                     1999-1


                                     By: /s/ Mark B. Mahoney
                                         ______________________________________
                                     Title: President

                                     INDOSUEZ CAPITAL FUNDING IV, L.P.



                                     By: /s/ MELISSA MARANO
                                         ______________________________________
                                     Title: Vice President



                                     INDOSUEZ CAPITAL FUNDING IIA,
                                     LIMITED


                                     By: /s/ MELISSA MARANO
                                         ______________________________________
                                     Title: Vice President

                                     PAMCO CAYMAN LTD.

                                     By:   Highland Capital Management, L.P., as
                                           Collateral Manager


                                     By: /s/ James Dondero
                                         ______________________________________
                                     Title: President
                                     Highland Capital Management, L.P.




                                     ML CBO IV (Cayman)


                                     By: Highland Capital Management, L.P., as
                                         Collateral Agent


                                     By: /s/ James Dondero
                                         ______________________________________
                                     Title: President
                                     Highland Capital Management, L.P.


                                     PAM CAPITAL FUNDING, L.P.
                                     By: Highland Capital Management, L.P., as
                                         Collateral Manager


                                     By: /s/ James Dondero
                                         ______________________________________
                                     Title: President
                                     Highland Capital Management, L.P.

                                     ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.

                                     By:      Pilgrim Investments, Inc. as its
                                              Investment Manager


                                     By: /s/ Robert L. Wilson
                                          ______________________________________
                                     Title: Vice President



                                     PILGRIM PRIME RATE TRUST

                                     By:      Pilgrim Investments, Inc., as its
                                              Investment Manager


                                     By: /s/ Robert L. Wilson
                                         ______________________________________
                                     Title: Vice President

                                     MERRILL LYNCH PRIME RATE
                                     PORTFOLIO


                                     By:      Merrill Lynch Asset Management,
                                              L.P., as Investment Advisor


                                     By: /s/ Giles Marchand
                                         ______________________________________
                                     Title: Authorized Signatory

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                     By: /s/ Giles Marchand
                                         ______________________________________
                                     Title: Authorized Signatory



                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND II, INC.


                                     By: /s/ Giles Marchand
                                         ______________________________________
                                     Title: Authorized Signatory



                                     MERRILL LYNCH DEBT STRATEGIES
                                     FUND II, INC.


                                     By: /s/ Giles Marchand
                                         ______________________________________
                                     Title: Authorized Signatory



                                     MERRILL LYNCH DEBT STRATEGIES
                                     FUND III, INC.


                                     By: /s/ Giles Marchand
                                         ______________________________________
                                     Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.


                                    YALE E. KEY, INC.
                                    KEY ENERGY DRILLING, INC.
                                    WELLTECH EASTERN, INC.
                                    ODESSA EXPLORATION INCORPORATED
                                    KALKASKA OILFIELD SERVICES, INC.
                                    WELL-CO OIL SERVICE, INC.
                                    PATRICK WELL SERVICE, INC.
                                    MOSLEY WELL SERVICE, INC.
                                    RAM OIL WELL SERVICE, INC.
                                    ROWLAND TRUCKING CO., INC.
                                    LANDMARK FISHING & RENTAL, INC.
                                    DUNBAR WELL SERVICE, INC.
                                    FRONTIER WELL SERVICE, INC.
                                    KEY ROCKY MOUNTAIN, INC.
                                    KEY FOUR CORNERS, INC.
                                    JETER SERVICE CO.
                                    JETER WELL SERVICE, INC.
                                    JETER TRANSPORTATION, INC.
                                    INDUSTRIAL OILFIELD SUPPLY, INC.
                                    BROOKS WELL SERVICING, INC.
                                    UPDIKE BROTHERS, INC.
                                    J.W. GIBSON WELL SERVICE COMPANY
                                    KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                    WATSON OILFIELD SERVICE & SUPPLY, INC.
                                    WELLTECH MID-CONTINENT, INC.

                                    DAWSON PRODUCTION MANAGEMENT, INC.
                                    DAWSON PRODUCTION ACQUISITION CORP.
                                    DAWSON PRODUCTION TAYLOR, INC.
                                    KEY ENERGY SERVICES-CALIFORNIA, INC.




                                     By: /s/ Thomas K. Grundman
                                        ________________________________________
                                     Title: Vice President of each of the
                                            foregoing companies


                                     DAWSON PRODUCTION PARTNERS, L.P.


                                             By:      DAWSON PRODUCTION
                                                      MANAGEMENT, INC., Its sole
                                                      general partner,


                                     By: /s/ Thomas K. Grundman
                                        ________________________________________
                                        Title: Vice President